     As filed with the Securities and Exchange Commission on 28 April 2000

                                                       Registration No. 33-75778
                                                                       811-7534
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO.7
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                              St. Louis, MO  63105
                    (Address of Principal Executive Office)


                          Matthew P. McCauley, Esquire
                         Paragon Life Insurance Company
                               700 Market Street
                              St. Louis, MO  63101
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                            Stephen E. Roth, Esquire
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Ave., N.W.
                          Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1 May 2000 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies

Post-Effective Amendment No. 7 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes two variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the two prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the two Policies.

                                             Scudder
                [LOGO OF SCUDDER VARIABLE LIFE INVESTMENT FUND]
                                             Variable Life
                                             Investment Fund

                    [LOGO OF PARAGON LIFE INSURANCE COMPANY]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000
                                                                           50412
                                                                             Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund:

                 FUND                                   FUND
-------------------------------------------------------------------------------
 Money Market Portfolio                  Global Discovery Portfolio
 Bond Portfolio                          International Portfolio
 Capital Growth Portfolio                21st Century Growth Portfolio
 Balanced Portfolio                      Large Company Growth Portfolio
 Growth and Income Portfolio
-------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 2000.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................   9
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  13
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  17
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  27
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  30
Distribution of the Policies.............................................  34
General Provisions of the Group Contract.................................  34
Federal Tax Matters......................................................  35
Safekeeping of the Separate Account's Assets.............................  38
Voting Rights............................................................  38
State Regulation of the Company..........................................  39
Management of the Company................................................  40
Legal Matters............................................................  41
Legal Proceedings........................................................  41
Experts..................................................................  41
Additional Information...................................................  41
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

 The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

 Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

 The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

 Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

 Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

 Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

 Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

 Charges and Deductions

Premium Expense Charges. Generally, there are no sales charges under a Policy. We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

 Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999.

   The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                         Management Fees
                                           (after fee       Other Expenses     Total
                                             waiver      (after reimbursement  Annual
                    Fund                 as applicable)     as applicable)    Expenses
      Money Market Portfolio                  0.37%             0.06%          0.43%
      Bond Portfolio                          0.48%             0.09%          0.57%
      Capital Growth Portfolio                0.46%             0.03%          0.49%
      Balanced Portfolio                      0.48%             0.08%          0.56%
      Growth and Income Portfolio             0.48%             0.08%          0.56%
      International Portfolio                 0.85%             0.18%          1.03%
      Global discovery Portfolio(/1/)         0.98%             0.65%          1.63%
      Large Company Growth Portfolio(2)       0.00%             1.25%          1.25%
      21st Century Growth Portfolio(3)        0.00%             1.50%          1.50%

     (/1/)Please note that beginning May 1, 2000, with the new Scudder Variable Life Investment Fund prospectus, Scudder Kemper Investments had agreed to maintain the expenses for the Global Discovery Portfolio at 1.25% of the portfolio's average daily net assets. These expense limits will remain in effect until at least April 30, 2001.

     (/2/)The Adviser continues to maintain the expenses for the Large Company Growth Portfolio at 1.25% of the portfolio's average daily net assets through April 30, 2001. Without these reimbursements, the Management Fee would have been .745% and Other Expenses would have been 2.72% for total expenses of 3.47%.

     (/3/)The Adviser also continues to maintain the management expenses for the 21st Century Growth Portfolio at 1.50% of the portfolio's average daily net assets through April 30, 2001. Without these reimbursements, the Management Fee would have been .875% and Other Expenses would have been 2.02% for total expenses of 2.90%.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

 Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges-- Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

 Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

 Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

 Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

 Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

 Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

 Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

 Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                     THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, we had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Bond Portfolio

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Balanced Portfolio

The Balanced Portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Growth and Income Portfolio

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Global Discovery Portfolio

The Global Discovery Portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

21st Century Growth Portfolio

  Please Note: This fund was previously named Small Company Growth Portfolio.

The 21st Century Growth Portfolio pursues long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Large Company Growth Portfolio

Large Company Growth Portfolio seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract-- Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

(1) the current Face Amount of the Policy or, if greater,

(2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of

Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if

     Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that

Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85 percent of the Cash Value of the Policy on the date the Policy
    Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account), on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipatee higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge; less

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2% for premium taxes on premiums received in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                First Subsequent
                         Eligible Employees                     Year    Years
                         ------------------                     ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or (3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts, and The Funds.")

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given.

If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                           FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                     IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years (1)
 ------------------------- ---------------------------------------------------
 Executive Officers (2)
 Carl H. Anderson (4)       President and Chief Executive Officer since June
                            1986. Vice President, New Ventures, since June
                            1986, General American Life Insurance Co.,
                            St. Louis, Mo. (GenAm).

 Matthew K. Duffy (4)       Vice President and Chief Financial Officer since
                            June 1996. Formerly Director of Accounting,
                            Prudential Insurance Company of America, March
                            1987-June 1996.

 E. Thomas Hughes, Jr. (4)  Treasurer since December 1994. Corporate Actuary
  General American Life     and Treasurer, GenAm since October 1994.
  Insurance Company
  700 Market Street
  St. Louis, MO 63101

 Matthew P. McCauley (4)    Vice President and General Counsel since 1984.
  General American Life     Secretary since August 1981. Vice President and
  Insurance Company         Associate General Counsel, GenAm, since December
  700 Market Street         30, 1995.
  St. Louis, MO 63101

 Craig K. Nordyke (4)       Executive Vice President and Chief Actuary since
                            November 1996. Vice President and Chief Actuary
                            August 1990-November 1996.

 John R. Tremmel            Vice President--Operations and System Development
                            since January 1999. Formerly Chief Operating
                            Officer, ISP Alliance, April 1998-December 1998.
                            Vice President and General Manager of National
                            Operations Centers, Norell Corporation, January
                            1995-March 1998. Senior Vice President, Citicorp
                            Insurance Group, September 1986-December 1995.

 Directors (3)

 Richard A. Liddy           Chairman and Chief Executive Officer, GenAm, since
                            January 2000. Chairman, President, and Chief
                            Executive Officer, GenAm, May 1992- January 2000.

 Warren J. Winer            Executive Vice President--Group, GenAm, since
                            September 1995. Formerly, Managing Director, Wm.
                            M. Mercer, July 1993-August 1995.

 Bernard H Wolzenski        Executive Vice President--Individual, GenAm, since
                            October 1991.

 A. Greig Woodring          President and CEO, Reinsurance Group of America,
                            Inc., since May 1993, and Executive Vice
                            President--Reinsurance, GenAm, since January 1990.

--------
(1) All positions listed are with the Company unless otherwise indicated.
(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.
(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               December 31, 1999

                          Money                  Capital                    Growth &  Global
                          Market  International  Growth   Balanced   Bond    Income  Discovery
                         Division   Division    Division  Division Division Division Division
                         -------- ------------- --------- -------- -------- -------- ---------
Net Assets:
  Investments in Scudder
   Investments, at
   Market Value (See
   Schedule of
   Investments)......... $107,458    976,038    2,249,701 983,502  209,666  476,350   18,386
  Receivable from
   (payable to) Paragon
   Life Insurance
   Company..............      --          55           83      55      --        84      --
                         --------    -------    --------- -------  -------  -------   ------
    Total Net Assets.... $107,458    976,093    2,249,784 983,557  209,666  476,434   18,386
                         ========    =======    ========= =======  =======  =======   ======
Net Assets, represent-
 ing:
  Equity of Contract
   Owners............... $107,409    975,679    2,248,803 983,119  209,571  476,222   18,378
  Equity of Paragon Life
   Insurance Company....       49        414          981     438       95      212        8
                         --------    -------    --------- -------  -------  -------   ------
                         $107,458    976,093    2,249,784 983,557  209,666  476,434   18,386
                         ========    =======    ========= =======  =======  =======   ======
Total Units Held........   85,564     37,559       55,141  44,991   23,315   33,437    1,387
Net Asset Value Per
 Unit................... $   1.26      25.98        40.78   21.85     8.99    14.24    13.25
Cost of Investments..... $107,458    627,557    1,447,076 775,896  218,557  470,926   12,184
                         ========    =======    ========= =======  =======  =======   ======



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

 For the Years Ended December 31, 1999, 1998, and 1997, except for the Global
                              Discovery Division
  which is for the period from May 15, 1998 (Inception) to December 31, 1998.

                     Money Market Division   International Division     Capital Growth Division       Balanced Division
                     ----------------------  ------------------------ ----------------------------- ----------------------
                      1999     1998   1997    1999     1998     1997    1999       1998      1997    1999    1998    1997
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
Investment Income:
 Dividend Income...  $ 4,524   2,514  1,697    3,862    9,586   6,239     4,505     10,625   67,231  10,818  16,634 12,268
Expenses:
 Mortality and
 Expense Charge....      730     364    260    5,713    4,279   3,814    14,587     10,303    8,396   6,948   4,734  3,712
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Investment
   Income
   (Expense).......    3,794   2,150  1,437   (1,851)   5,307   2,425   (10,082)       322   58,835   3,870  11,900  8,556
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....      --      --     --    54,461   63,044   3,268   159,059     67,200    2,366  54,670  26,776 20,984
 Proceeds from
 Sales.............   18,828  11,296 18,673  156,952  112,597  68,547   294,883    264,342  149,231 165,754  83,851 70,741
 Cost of
 Investments Sold..   18,828  11,296 18,673  132,987  100,354  56,471   220,294    202,151  104,692 136,484  69,758 56,070
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Realized
   Gain on
   Investments.....      --      --     --    78,426   75,287  15,344   233,648    129,391   46,905  83,940  40,869 35,655
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........      --      --     --    86,528   78,522  59,971   457,526    316,515  120,746 173,652  97,262 43,162
 Unrealized Gain
 (Loss) End of
 Year..............      --      --     --   348,481   86,528  78,522   802,625    457,526  316,515 207,606 173,652 97,262
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
 Net Unrealized
 Gain (Loss) on
 Investments.......      --      --     --   261,953    8,006  18,551   345,099    141,011  195,769  33,954  76,390 54,100
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Gain (Loss)
   on Investments..      --      --     --   340,379   83,293  33,895   578,747    270,402  242,674 117,894 117,259 89,755
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $ 3,794   2,150  1,437  338,528   88,600  36,320   568,665    270,724  301,509 121,764 129,159 98,311
                     =======  ====== ======  =======  =======  ====== =========  =========  ======= ======= ======= ======
                                                Growth & Income             Global
                         Bond Division              Division          Discovery Division
                     ----------------------  ------------------------ --------------------
                      1999     1998   1997    1999     1998     1997    1999       1998
                     -------  ------ ------  -------  -------  ------ ---------  ---------
Investment Income:
 Dividend Income...  $ 7,739   8,740  5,950    4,300    6,710   3,833       --         --
Expenses:
 Mortality and
 Expense Charge....    1,585   1,121    930    3,390    2,254   1,275        58          1
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Investment
   Income
   (Expense).......    6,154   7,619  5,020      910    4,456   2,558       (58)        (1)
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....      773     481  1,659   24,411   15,633   3,309        18
 Proceeds from
 Sales.............   32,355  30,061 27,553  106,367   67,098  26,569     1,402         52
 Cost of
 Investments Sold..   33,369  30,206 24,606  102,472   62,590  22,348     1,237         51
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Realized
   Gain on
   Investments.....     (241)    336  4,606   28,306   20,141   7,530       183          1
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........      535      35     51   20,860   37,619   7,630        59        --
 Unrealized Gain
 (Loss) End of
 Year..............   (8,891)    535     35    5,424   20,860  37,619     6,202         59
                     -------  ------ ------  -------  -------  ------ ---------  ---------
 Net Unrealized
 Gain (Loss) on
 Investments.......   (9,426)    500    (16) (15,436) (16,759) 29,989     6,143         59
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Gain (Loss)
   on Investments..   (9,667)    836  4,590   12,870    3,382  37,519     6,326         60
                     -------  ------ ------  -------  -------  ------ ---------  ---------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $(3,513)  8,455  9,610   13,780    7,838  40,077     6,268         59
                     =======  ====== ======  =======  =======  ====== =========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

 For the Years ended December 31, 1999, 1998, and 1997, except for the Global
                           Discovery Division which
     is for the period from May 15, 1998 (inception) to December 31, 1998.

                          Money Market Division   International Division       Capital Growth Division
                         ------------------------ ------------------------  -------------------------------
                           1999    1998    1997    1999     1998    1997      1999       1998       1997
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
Operations:
 Net Investment Income
 (Expense).............  $  3,794   2,150   1,437  (1,851)   5,307   2,425    (10,082)       322     58,835
 Net Realized Gain
 (Loss) on Investments.       --      --      --   78,426   75,287  15,344    233,648    129,391     46,905
 Net Unrealized Gain
 (Loss) on Investments.       --      --      --  261,953    8,006  18,551    345,099    141,011    195,769
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
   Increase (Decrease)
   in Net Assets Re-
   sulting from
   Operations..........     3,794   2,150   1,437 338,528   88,600  36,320    568,665    270,724    301,509
    Net Deposits into
    Separate Account...    26,053  42,677   5,480  31,554    5,924  73,456    115,249     75,940    140,956
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
     Increase in Net
     Assets............    29,847  44,827   6,917 370,082   94,524 109,776    683,914    346,664    442,465
 Net Assets, Beginning
 of Year...............    77,611  32,784  25,867 606,011  511,487 401,711  1,565,870  1,219,206    776,741
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
 Net Assets, End of
 Year..................  $107,458  77,611  32,784 976,093  606,011 511,487  2,249,784  1,565,870  1,219,206
                         ======== ======= ======= =======  ======= =======  =========  =========  =========
                                                                                                              Global
                            Balanced Division          Bond Division          Growth & Income Division       Discovery
                         ------------------------ ------------------------  ------------------------------- ------------
                           1999    1998    1997    1999     1998    1997      1999       1998       1997     1999   1998
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ----
Operations:
 Net Investment Income
 (Expense).............  $  3,870  11,900   8,556   6,154    7,619   5,020        910      4,456      2,558    (58)  (1)
 Net Realized Gain
 (Loss) on Investments.    83,940  40,869  35,655    (241)     336   4,606     28,306     20,141      7,530    183    1
 Net Unrealized Gain
 (Loss) on Investments.    33,954  76,390  54,100  (9,426)     500     (16)   (15,436)   (16,759)    29,989  6,143   59
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
   Increase (Decrease)
   in Net Assets Re-
   sulting from
   Operations..........   121,764 129,159  98,311  (3,513)   8,455   9,610     13,780      7,838     40,077  6,268   59
    Net Deposits into
    Separate Account...   101,725  93,743  69,393  35,257   41,324  14,364    104,619    131,034     97,894 11,545  514
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
     Increase in Net
     Assets............   223,489 222,902 167,704  31,744   49,779  23,974    118,399    138,872    137,971 17,813  573
 Net Assets, Beginning
 of Year...............   760,068 537,166 369,462 177,922  128,143 104,169    358,035    219,163     81,192    573  --
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
 Net Assets, End of
 Year..................  $983,557 760,068 537,166 209,666  177,922 128,143    476,434    358,035    219,163 18,386  573
                         ======== ======= ======= =======  ======= =======  =========  =========  ========= ======  ===

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seven Divisions, which invest exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income and Global Discovery (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and

                           PARAGON SEPARATE ACCOUNT B
assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales of Scudder Investment Series Shares

  For the years ended December 31, 1999, 1998, and 1997 except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998; purchases and proceeds from sales of Scudder Variable Life Investment Funds were as follows:

                         Money Market Division International Division  Capital Growth Division
                         --------------------- ----------------------- -----------------------
                          1999    1998   1997   1999    1998    1997    1999    1998    1997
                         ------- ------ ------ ------- ------- ------- ------- ------- -------
Purchases............... $44,371 53,364 23,916 185,087 111,520 138,552 407,432 317,123 282,658
Sales................... $18,828 11,296 18,673 156,952 112,597  68,547 294,883 264,342 149,231
                         ======= ====== ====== ======= ======= ======= ======= ======= =======

                                                                           Growth & Income       Global
                            Balanced Division        Bond Division            Division          Discovery
                         ------------------------ -------------------- ----------------------- -----------
                           1999    1998    1997    1999   1998   1997   1999    1998    1997    1999  1998
                         -------- ------- ------- ------ ------ ------ ------- ------- ------- ------ ----
Purchases............... $274,510 158,435 136,801 66,448 69,750 41,077 208,443 194,789 123,344 12,889 565
Sales................... $165,754  83,851  70,741 32,355 30,061 27,553 106,367  67,098  26,569  1,402  52
                         ======== ======= ======= ====== ====== ====== ======= ======= ======= ====== ===

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1999, 1998, and 1997, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998.

                             Money Market        International        Capital Growth
                               Division             Division             Division
                         -------------------- -------------------- --------------------
                          1999   1998   1997   1999   1998   1997   1999   1998   1997
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 35,974 45,369 21,325 10,022  7,107 10,046 12,248 11,935 13,559
 Withdrawals............ 14,831  9,370 16,319  8,240  6,829  4,720  8,642  9,447  6,577
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
   Net Increase in
    Units............... 21,143 35,999  5,006  1,782    278  5,326  3,606  2,488  6,982
Outstanding Units,
 Beginning of Year...... 64,421 28,422 23,416 35,777 35,499 30,173 51,535 49,047 42,065
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 85,564 64,421 28,422 37,559 35,777 35,499 55,141 51,535 49,047
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                                                                                          Global
                                                                     Growth & Income    Discovery
                          Balanced Division      Bond Division           Division        Division
                         -------------------- -------------------- -------------------- ----------
                          1999   1998   1997   1999   1998   1997   1999   1998   1997  1999  1998
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ----
Net Increase in Units
 Deposits............... 13,201 10,163 10,116  7,282  7,938  5,071 14,411 14,262 11,243 1,460  78
 Withdrawals............  8,020  4,734  4,939  3,425  3,295  3,293  7,439  4,975  2,275   144   7
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ---
   Net Increase in
    Units...............  5,181  5,429  5,177  3,857  4,643  1,778  6,972  9,287  8,968 1,316  71
Outstanding Units,
 Beginning of Year...... 39,810 34,381 29,204 19,458 14,815 13,037 26,465 17,178  8,210    71 --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ---
Outstanding Units, End
 of Year................ 44,991 39,810 34,381 23,315 19,458 14,815 33,437 26,465 17,178 1,387  71
                         ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===

                           PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998.

                        Money Market Division      International Division      Capital Growth Division
                       --------------------------  -------------------------  ---------------------------
                         1999     1998     1997     1999     1998     1997      1999      1998     1997
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
Total Gross Deposits.. $ 33,424   25,225   18,433  176,515  164,286  172,592   431,496   377,928  334,899
Surrenders and
 Withdrawals..........   (4,670)    (505) (13,596) (82,647) (84,896) (30,987) (170,285) (150,589) (56,497)
Transfers Between
 Funds and General
 Account..............    9,057   25,891    8,319   (8,662) (15,319) (12,712)    1,787      (101)  (1,888)
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers...........   37,811   50,611   13,156   85,206   64,071  128,893   262,998   227,238  276,514
Deductions:
 Premium Expense
  Charges.............      981      740      543    5,186    4,819    5,084    12,684    11,085    9,865
 Monthly Expense
  Charges.............      779      497      433    3,504    3,685    4,050     9,764     9,690    7,859
 Cost of Insurance
  and Optional
  Benefits............    9,998    6,697    6,700   44,962   49,643   46,303   125,301   130,523  117,834
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total Deductions...   11,758    7,934    7,676   53,652   58,147   55,437   147,749   151,298  135,558
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
Net Deposits from
 Policyholders........ $ 26,053   42,677    5,480   31,554    5,924   73,456   115,249    75,940  140,956
                       ========  =======  =======  =======  =======  =======  ========  ========  =======
                                                                                                              Global
                          Balanced Division             Bond Division         Growth & Income Division      Discovery
                       --------------------------  -------------------------  ---------------------------  ------------
                         1999     1998     1997     1999     1998     1997      1999      1998     1997     1999  1998
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
Total Gross Deposits.. $279,270  208,733  168,771   73,305   79,806   52,193   233,644   209,544  129,485  13,335 1,239
Surrenders and
 Withdrawals..........  (97,872) (28,227) (34,296)  (8,447)  (4,783)  (9,875)  (36,802)  (17,789)  (7,167)    --    (11)
Transfers Between
 Funds and General
 Account..............   15,106  (14,287)  (2,412)  (8,709) (12,203)  (9,318)  (27,875)    1,021   15,123     715   --
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers...........  196,504  166,219  132,063   56,149   62,820   33,000   168,967   192,776  137,441  14,050 1,228
Deductions:
 Premium Expense
  Charges.............    8,207    6,122    4,971    2,152    2,341    1,537     6,865     6,146    3,814     393    36
 Monthly Expense
  Charges.............    6,259    4,586    3,961    1,355    1,324    1,225     4,156     3,842    3,039     153    47
 Cost of Insurance
  and Optional
  Benefits............   80,313   61,768   53,738   17,385   17,831   15,874    53,327    51,754   32,694   1,959   631
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
   Total Deductions...   94,779   72,476   62,670   20,892   21,496   18,636    64,348    61,742   39,547   2,505   714
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
Net Deposits from
 Policyholders........ $101,725   93,743   69,393   35,257   41,324   14,364   104,619   131,034   97,894  11,545   514
                       ========  =======  =======  =======  =======  =======  ========  ========  =======  ====== =====

                           PARAGON SEPARATE ACCOUNT B

(7) Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
Scudder Variable Insurance Series:
  Money Market Division.......................... 107,458 $  107,458 $  107,458
  International Division.........................  47,988 $  976,038 $  627,557
  Capital Growth Division........................  77,232 $2,249,701 $1,447,076
  Balanced Division..............................  61,049 $  983,502 $  775,896
  Bond Division..................................  32,306 $  209,666 $  218,557
  Growth & Income Division.......................  43,463 $  476,350 $  470,926
  Global Discovery...............................   1,395 $   18,386 $   12,184




                 See Accompanying Independent Auditor's Report.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .454%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .435% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1999. These charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .634% and .657%, respectively. After deduction for these amounts, with expense reimbursements the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.790%, 4.210%, and 10.210%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                  1.790%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,089           $500,000           $ 4,948           $500,000
  2          12,630             5,970            500,000             9,722            500,000
  3          19,423             8,600            500,000            14,362            500,000
  4          26,555            10,972            500,000            18,814            500,000
  5          34,045            13,063            500,000            23,077            500,000
  6          41,908            14,854            500,000            27,155            500,000
  7          50,165            16,317            500,000            31,061            500,000
  8          58,834            17,410            500,000            34,736            500,000
  9          67,937            18,099            500,000            38,242            500,000
 10          77,496            18,353            500,000            41,529            500,000
 11          87,532            18,164            500,000            44,548            500,000
 12          98,070            17,501            500,000            47,359            500,000
 13         109,134            16,359            500,000            49,914            500,000
 14         120,752            14,709            500,000            52,166            500,000
 15         132,951            12,497            500,000            54,115            500,000
 16         145,760             9,661            500,000            55,773            500,000
 17         159,209             6,087            500,000            57,086            500,000
 18         173,331             1,641            500,000            58,009            500,000
 19         188,159                 0                  0            58,546            500,000
 20         203,728                 0                  0            58,643            500,000
 25         294,060                 0                  0            49,836            500,000
 30         409,348                 0                  0            13,179            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.210%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,190           $500,000           $  5,109           $500,000
  2          12,630             6,358            500,000             10,347            500,000
  3          19,423             9,456            500,000             15,757            500,000
  4          26,555            12,470            500,000             21,287            500,000
  5          34,045            15,371            500,000             26,941            500,000
  6          41,908            18,131            500,000             32,726            500,000
  7          50,165            20,713            500,000             38,658            500,000
  8          58,834            23,062            500,000             44,685            500,000
  9          67,937            25,130            500,000             50,870            500,000
 10          77,496            26,871            500,000             57,169            500,000
 11          87,532            28,259            500,000             63,540            500,000
 12          98,070            29,242            500,000             70,043            500,000
 13         109,134            29,795            500,000             76,639            500,000
 14         120,752            29,865            500,000             83,288            500,000
 15         132,951            29,372            500,000             89,994            500,000
 16         145,760            28,225            500,000             96,775            500,000
 17         159,209            26,275            500,000            103,588            500,000
 18         173,331            23,345            500,000            110,398            500,000
 19         188,159            19,237            500,000            117,217            500,000
 20         203,728            13,743            500,000            124,005            500,000
 25         294,060                 0                  0            155,570            500,000
 30         409,348                 0                  0            174,421            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.210%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,290           $500,000           $  5,269           $500,000
  2          12,630             6,755            500,000             10,986            500,000
  3          19,423            10,367            500,000             17,238            500,000
  4          26,555            14,131            500,000             24,021            500,000
  5          34,045            18,040            500,000             31,389            500,000
  6          41,908            22,087            500,000             39,405            500,000
  7          50,165            26,258            500,000             48,149            500,000
  8          58,834            30,524            500,000             57,639            500,000
  9          67,937            34,861            500,000             68,018            500,000
 10          77,496            39,250            500,000             79,330            500,000
 11          87,532            43,693            500,000             91,633            500,000
 12          98,070            48,172            500,000            105,095            500,000
 13         109,134            52,693            500,000            119,802            500,000
 14         120,752            57,243            500,000            135,857            500,000
 15         132,951            61,786            500,000            153,424            500,000
 16         145,760            66,277            500,000            172,694            500,000
 17         159,209            70,623            500,000            193,836            500,000
 18         173,331            74,706            500,000            217,053            500,000
 19         188,159            78,396            500,000            242,619            500,000
 20         203,728            81,558            500,000            270,813            500,000
 25         294,060            84,735            500,000            464,718            539,073
 30         409,348            36,085            500,000            782,765            837,558

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at--
                                                   1.790%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,887           $508,887           $ 10,751           $510,751
  2          25,261            17,445            517,445             21,216            521,216
  3          38,846            25,630            525,630             31,434            531,434
  4          53,111            33,439            533,439             41,352            541,352
  5          68,090            40,847            540,847             50,967            550,967
  6          83,817            47,840            547,840             60,287            560,287
  7         100,330            54,387            554,387             69,321            569,321
  8         117,669            60,452            560,452             78,010            578,010
  9         135,875            65,999            565,999             86,420            586,420
 10         154,992            71,005            571,005             94,496            594,496
 11         175,064            75,465            575,465            102,186            602,186
 12         196,140            79,355            579,355            109,554            609,554
 13         218,269            82,678            582,678            116,548            616,548
 14         241,505            85,417            585,417            123,116            623,116
 15         265,903            87,526            587,526            129,259            629,259
 16         291,521            88,960            588,960            134,991            634,991
 17         318,419            89,622            589,622            140,253            640,253
 18         346,663            89,404            589,404            144,997            644,997
 19         376,319            88,196            588,196            149,229            649,229
 20         407,457            85,904            585,904            152,896            652,896
 25         588,120            56,561            556,561            160,027            660,027
 30         818,697                 0                  0            137,628            637,628

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.210%)
                        -----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        -------------------------------   -------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       -----------      ----------       -----------
  1      $ 12,322       $    9,178       $  509,178       $   11,103       $  511,103
  2        25,261           18,566          518,566           22,576          522,576
  3        38,846           28,123          528,123           34,471          534,471
  4        53,111           37,845          537,845           46,745          546,745
  5        68,090           47,707          547,707           59,408          559,408
  6        83,817           57,692          557,692           72,475          572,475
  7       100,330           67,768          567,768           85,971          585,971
  8       117,669           77,889          577,889           99,846          599,846
  9       135,875           88,016          588,016          114,176          614,176
 10       154,992           98,111          598,111          128,921          628,921
 11       175,064          108,162          608,162          144,037          644,037
 12       196,140          118,130          618,130          159,600          659,600
 13       218,269          128,005          628,005          175,569          675,569
 14       241,505          137,753          637,753          191,899          691,899
 15       265,903          147,313          647,313          208,600          708,600
 16       291,521          156,618          656,618          225,693          725,693
 17       318,419          165,546          665,546          243,128          743,128
 18       346,663          173,954          673,954          260,858          760,858
 19       376,319          181,691          681,691          278,897          778,897
 20       407,457          188,614          688,614          297,190          797,190
 25       588,120          207,262          707,262          389,553          889,553
 30       818,697          179,367          679,367          469,966          969,966

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.210%)
                        -------------------------------------------------------------------
                              GUARANTEED*                         CURRENT**
                        -------------------------------   ---------------------------------
           PREM           CASH             DEATH             CASH              DEATH
 YR      at 5.00%         VALUE           BENEFIT            VALUE            BENEFIT
 ---     --------       ----------      ------------      -----------       ------------
  1      $ 12,322       $   9,464       $   509,464       $    11,448       $   511,448
  2        25,261          19,711           519,711            23,966           523,966
  3        38,846          30,773           530,773            37,698           537,698
  4        53,111          42,718           542,718            52,706           552,706
  5        68,090          55,607           555,607            69,115           569,115
  6        83,817          69,509           569,509            87,067           587,067
  7       100,330          84,491           584,491           106,726           606,726
  8       117,669         100,613           600,613           128,198           628,198
  9       135,875         117,947           617,947           151,730           651,730
 10       154,992         136,580           636,580           177,470           677,470
 11       175,064         156,632           656,632           205,580           705,580
 12       196,140         178,209           678,209           236,366           736,366
 13       218,269         201,462           701,462           270,038           770,038
 14       241,505         226,532           726,532           306,828           806,828
 15       265,903         253,546           753,546           347,049           847,049
 16       291,521         282,641           782,641           391,057           891,057
 17       318,419         313,916           813,916           439,170           939,170
 18       346,663         347,464           847,464           491,745           991,745
 19       376,319         383,385           883,385           549,239         1,049,239
 20       407,457         421,802           921,802           612,085         1,112,085
 25       588,120         658,552         1,158,552         1,024,264         1,524,264
 30       818,697         985,792         1,485,792         1,656,905         2,156,905

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

      Underlying Funds Through:

      Fidelity Variable Insurance Products Fund
      Fidelity Variable Insurance Products Fund II
      MFS Variable Insurance Trust
      Putnam Variable Trust
      Scudder Variable Life Investment Fund
      T. Rowe Price Equity Series, Inc.
      T. Rowe Price Fixed Income Series, Inc.


            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000
                                                                           50452
                                                                             Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:

                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income Fund
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Life Investment   Scudder, Kemper Investments
   Fund
   Money Market Portfolio
   International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio

                The date of this Prospectus is May 1, 2000.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Premium Expense Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  33
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  41
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charge. Generally, there are no sales charges under a Policy. However, we deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. However, a charge of 2 1/4% to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets (after fee waiver and reimbursement as applicable) for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company The Separate Account and The Funds.")

                                            Management Fees  Other Expenses
                                              (after fee         (after       Total
                                               waiver as    reimbursement as  Annual
                      Fund                    applicable)     applicable)    Expenses
      Fidelity Variable Insurance Products
       Fund
       VIP Growth Portfolio(/1/)                 .58%              .08%        .66%
       VIP Equity-Income Portfolio(/1/)          .48%              .09%        .57%
      Fidelity Variable Insurance Products
       Fund II
       VIP II Index 500 Portfolio(/2/)           .24%              .04%        .28%
       VIP II Contrafund Portfolio(/1/)          .58%              .09%        .67%
      MFS Variable Insurance Trust
       Emerging Growth Series(/3/)               .75%              .09%        .84%
      Putnam Variable Trust
       Putnam VT High Yield Fund                 .65%              .07%        .72%
       Putnam VT New Opportunities Fund          .54%              .05%        .59%
       Putnam VT Income Fund                     .60%              .07%        .67%
       Putnam VT Voyager Fund                    .53%              .04%        .57%
      Scudder Variable Life Investment
       Fund
       Money Market Portfolio                    .37%              .06%        .43%
       International Portfolio                   .85%              .18%       1.03%
      T. Rowe Price Equity Series, Inc.
       New America Growth Portfolio              .85%            (/4/)         .85%
       Personal Strategy Balanced
        Portfolio                                .90%            (/4/)         .90%
      T. Rowe Price Income Series, Inc.
       Limited-Term Bond Portfolio               .70%            (/4/)         .70%

  (/1/)A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, through arrangements with certain
  Funds, or FMR on behalf of certain funds, custodian credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Fund's expenses. Including these reductions, the Funds' management fee, other expenses and total annual expenses were as follows:

      VIP Growth Portfolio                       .58%              .07%        .65%
      VIP Equity-Income Portfolio                .48%              .08%        .56%
      VIP II Contrafund Portfolio                .58%              .07%        .65%

  (/2/)FMR agreed to reimburse a portion of the Index 500 Portfolio expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total expenses would have been:

      VIP II Index 500 Portfolio                 .24%              .11%        .35%

  (/3/)Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions. Had these reductions been taken into account, "Total Annual Expenses" would have been 0.83% for the Emerging Growth Series.

  (/4/)T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses Fees, rather management fees include operating expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, it had assets $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of the Funds. The Funds are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

   Investment objective: seeks capital appreciation.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. FMR is the manager of the Funds.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

   Investment objective: seeks long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

Putnam Variable Trust

Putnam Variable Trust is an open-end management investment company, and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

   Seeks high current income. Capital growth is a secondary goal, when consistent with achieving high current income. The Fund invests in higher-yielding, lower-rated securities commonly referred to as "junk bonds." See the special considerations for and risks associated with investments in these securities described in the Fund prospectus.

  . Putnam VT New Opportunities Fund

   Seeks long-term capital appreciation.

  . Putnam VT Income Fund

   Seeks high current income consistent with capital preservation.

  . Putnam VT Voyager Fund

   Seeks capital appreciation.

Scudder Variable Life Investment Fund

Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the Prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

   The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

  . International Portfolio

   The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

   The Fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast-growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

  . Personal Strategy Balanced Portfolio

   The Fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income. The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

   The Fund seeks a high level of income consistent with moderate fluctuations in principal value. The fund invests primarily in a short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
  plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases to be under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will be deducting charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2 1/4% for premium taxes on premiums received in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

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

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies. Sales of the Policies may take place in all states (except New
York) and the District of Columbia.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                            FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, MO (GenAm).

    Matthew K. Duffy/4/      Vice President and Chief Financial Officer since
                             June 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March
                             1987-June 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December 1994. Corporate Actuary
    General American Life    and Treasurer, GenAm since October 1994.
    Insurance Company
    700 Market Street
    St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
    General American Life    Secretary since August 1981. Vice President and
    Insurance Company        Associate General Counsel, GenAm, since December
    700 Market Street        30, 1995.
    St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November 1996. Vice President and Chief Actuary
                             August 1990-November 1996.

    John R. Tremmel          Vice President--Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/
    Richard A. Liddy         Chairman and Chief Executive Officer, GenAm, since
                             January 2000. Chairman, President, and Chief
                             Executive Officer, GenAm, May 1992-January 2000.
    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July 1993-August 1995.

    Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                             October 1991.

    A. Greig Woodring        President and CEO, Reinsurance Group of America,
                             Inc., since May 1993, and
                             Executive Vice President--Reinsurance, GenAm,
                             since January 1990.

--------
/1/All positions listed are with the Company unless otherwise indicated.
/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3/The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.
/4/Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors Paragon Life Insurance Company and Policyholders of
 Separate Account B's MultiManager Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1999 and the related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, the T. Rowe Price Equity Series Inc., the T. Rowe Price Fixed Income Series, Inc. and the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1999

                      Scudder Money    Scudder       Fidelity       Fidelity                       Fidelity       Putnam
                         Market     International  Equity Income     Growth     Fidelity Index    Contrafund    High Yield
                        Division      Division       Division       Division     500 Division      Division      Division
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
                          1999          1999           1999           1999           1999            1999          1999
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $   541,708    2,978,926      2,808,576      4,947,495      9,960,873       6,664,237     544,465
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........           272          (50)        (1,594)          (233)        (2,137)          1,805        (276)
                       -----------    ---------      ---------      ---------      ---------       ---------     -------
    Total Net
     Assets.........   $   541,980    2,978,876      2,806,982      4,947,262      9,958,736       6,666,042     544,189
                       ===========    =========      =========      =========      =========       =========     =======
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $   541,754    2,977,614      2,805,751      4,945,157      9,954,408       6,663,206     543,947
  Equity of Paragon
   Life Insurance
   Company..........           226        1,262          1,231          2,105          4,328           2,836         242
                       -----------    ---------      ---------      ---------      ---------       ---------     -------
                       $   541,980    2,978,876      2,806,982      4,947,262      9,958,736       6,666,042     544,189
                       ===========    =========      =========      =========      =========       =========     =======
Total Units Held....       480,932      117,600         99,470         71,051         57,495         211,032      38,414
Net Asset Value Per
 Unit...............   $      1.13        25.32          28.21          69.60         173.13           31.57       14.16
Cost of Investments.   $   541,708    2,141,088      2,664,727      3,784,255      7,871,414       5,194,948     583,953
                       ===========    =========      =========      =========      =========       =========     =======
                                     Putnam New     T.R. Price     T.R. Price     T.R. Price
                      Putnam Income Opportunities   New America   Limited-Term  Personal Strat.  MFS Emerging
                        Division      Division    Growth Division Bond Division  Bal. Division  Growth Division
                      ------------- ------------- --------------- ------------- --------------- ---------------
                          1999          1999           1999           1999           1999            1999
                      ------------- ------------- --------------- ------------- --------------- ---------------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $ 1,376,135    2,980,187      2,371,545        530,432      2,166,163       5,771,340
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........             2         (570)        (1,361)          (163)          (877)         (1,139)
                       -----------    ---------      ---------      ---------      ---------       ---------
    Total Net
     Assets.........   $ 1,376,137    2,979,617      2,370,184        530,269      2,165,286       5,770,201
                       ===========    =========      =========      =========      =========       =========
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $ 1,375,519    2,978,387      2,369,191        530,031      2,164,409       5,767,900
  Equity of Paragon
   Life Insurance
   Company..........           618        1,230            993            238            877           2,301
                       -----------    ---------      ---------      ---------      ---------       ---------
                       $ 1,376,137    2,979,617      2,370,184        530,269      2,165,286       5,770,201
                       ===========    =========      =========      =========      =========       =========
Total Units Held....        93,853       68,100         84,624         97,853        112,991         155,321
Net Asset Value Per
 Unit...............   $     14.66        43.74          28.00           5.39          19.16           37.14
Cost of Investments.   $ 1,411,684    1,687,209      2,048,739        543,883      2,140,001       3,044,843
                       ===========    =========      =========      =========      =========       =========
                       Putnam
                       Voyager
                      Division
                      ----------
                        1999
                      ----------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....  2,378,749
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........       (279)
                      ----------
    Total Net
     Assets.........  2,378,470
                      ==========
Net Assets,
 representing:
  Equity of Contract
   Owners...........  2,377,468
  Equity of Paragon
   Life Insurance
   Company..........      1,002
                      ----------
                      2,378,470
                      ==========
Total Units Held....     30,147
Net Asset Value Per
 Unit...............      78.87
Cost of Investments.  1,539,013
                      ==========
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........
    Total Net
     Assets.........
Net Assets,
 representing:
  Equity of Contract
   Owners...........
  Equity of Paragon
   Life Insurance
   Company..........

Total Units Held....
Net Asset Value Per
 Unit...............
Cost of Investments.

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

                                  Page 1 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                        Scudder Money Market       Scudder International      Fidelity Equity Income
                              Division                   Division                    Division
                     --------------------------  ---------------------------  ------------------------
                        1999     1998    1997      1999      1998     1997     1999     1998     1997
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Investment Income:
 Dividend Income...  $   20,414  10,143   3,261     10,925   16,096        1   30,539   14,639     --
Expenses:
 Mortality and
 Expense Charge....       3,042   1,460     455     14,321    8,335    2,631   18,098   10,564   2,552
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Investment
 Income (Expense)..      17,372   8,683   2,806     (3,396)   7,761   (2,630)  12,441    4,075  (2,552)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....         --              --     154,037  105,862      --    67,508   52,096     --
 Proceeds from
 Sales.............     455,692  51,234 289,611    386,233  102,947  173,610  416,382  124,813  38,007
 Cost of
 Investments Sold..     455,692  51,234 289,611    372,342  106,571  177,689  390,205  119,169  36,223
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Realized
   Gain (Loss) on
   Investments.....         --      --      --     167,928  102,238   (4,079)  93,685   57,740   1,784
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.         --      --      --      27,148  (25,879)     --   141,690   56,580     --
 Unrealized
 Gain(Loss) End of
 Year..............         --      --      --     837,838   27,148  (25,879) 143,849  141,690  56,580
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments.......         --      --      --     810,690   53,027  (25,879)   2,159   85,110  56,580
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Gain(Loss)
   on Investments..         --      --      --     978,618  155,265  (29,958)  95,844  142,850  58,364
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $   17,372   8,683   2,806    975,222  163,026  (32,588) 108,285  146,925  55,812
                     ========== ======= =======  =========  =======  =======  =======  =======  ======
                         Fidelity Index 500         Fidelity Contrafund         Putnam High Yield
                              Division                   Division                    Division
                     --------------------------  ---------------------------  ------------------------
                        1999     1998    1997      1999      1998     1997     1999     1998     1997
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Investment Income:
 Dividend Income...  $   59,680  27,845     --      15,792   10,800      --    42,401   17,896     277
Expenses:
 Mortality and
 Expense Charge....      53,104  23,600   6,310     33,475   15,117    4,049    3,311    1,965     775
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Investment
 Income (Expense)..       6,576   4,245  (6,310)   (17,683)  (4,317)  (4,049)  39,090   15,931    (498)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....      26,892  64,495     --     115,805   79,460      --       --     2,808      32
 Proceeds from
 Sales.............     598,077 172,866 153,926    537,241  103,003   45,697   63,617   57,532  22,023
 Cost of
 Investments Sold..     490,860 152,050 146,855    445,480   94,211   42,658   70,444   53,897  20,837
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Realized
   Gain (Loss) on
   Investments.....     134,109  85,311   7,071    207,566   88,252    3,039   (6,827)   6,443   1,218
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.     867,561 158,189     --     576,541   83,162      --   (29,078)  14,350     --
 Unrealized
 Gain(Loss) End of
 Year..............   2,089,459 867,561 158,189  1,469,289  576,541   83,162  (39,488) (29,078) 14,350
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments.......   1,221,898 709,372 158,189    892,748  493,379   83,162  (10,410) (43,428) 14,350
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Gain(Loss)
   on Investments..   1,356,007 794,683 165,260  1,100,314  581,631   86,201  (17,237) (36,985) 15,568
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $1,362,583 798,928 158,950  1,082,631  577,314   82,152   21,853  (21,054) 15,070
                     ========== ======= =======  =========  =======  =======  =======  =======  ======
                         Fidelity Growth
                             Division
                     ---------------------------
                       1999      1998     1997
                     ---------- -------- -------
Investment Income:
 Dividend Income...     71,157    3,814     --
Expenses:
 Mortality and
 Expense Charge....     22,207    7,802   1,885
                     ---------- -------- -------
 Net Investment
 Income (Expense)..     48,950   (3,988) (1,885)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....    134,264   99,760     --
 Proceeds from
 Sales.............    207,171   74,918  26,952
 Cost of
 Investments Sold..    181,132   70,769  25,580
                     ---------- -------- -------
   Net Realized
   Gain (Loss) on
   Investments.....    160,303  103,909   1,372
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.    296,448   30,076     --
 Unrealized
 Gain(Loss) End of
 Year..............  1,163,240  296,448  30,076
                     ---------- -------- -------
 Net Unrealized
 Gain(Loss) on
 Investments.......    866,792  266,372  30,076
                     ---------- -------- -------
   Net Gain(Loss)
   on Investments..  1,027,095  370,281  31,448
                     ---------- -------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  1,076,045  366,293  29,563
                     ========== ======== =======
                          Putnam Voyager
                             Division
                     ---------------------------
                       1999      1998     1997
                     ---------- -------- -------
Investment Income:
 Dividend Income...      1,294    1,303      32
Expenses:
 Mortality and
 Expense Charge....     10,881    4,710   1,503
                     ---------- -------- -------
 Net Investment
 Income (Expense)..     (9,587)  (3,407) (1,471)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....    103,773   31,790     692
 Proceeds from
 Sales.............    220,253   72,208  39,294
 Cost of
 Investments Sold..    182,126   63,834  36,437
                     ---------- -------- -------
   Net Realized
   Gain (Loss) on
   Investments.....    141,900   40,164   3,549
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.    159,171   46,424     --
 Unrealized
 Gain(Loss) End of
 Year..............    839,736  159,171  46,424
                     ---------- -------- -------
 Net Unrealized
 Gain(Loss) on
 Investments.......    680,565  112,748  46,424
                     ---------- -------- -------
   Net Gain(Loss)
   on Investments..    822,465  152,912  49,973
                     ---------- -------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........    812,878  149,505  48,502
                     ========== ======== =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

                                  Page 2 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                              Putnam                     Putnam                   T.R. Price              T.R. Price
                              Income               New Opportunities             New America           Limited-Term Bond
                             Division                   Division               Growth Division             Division
                      ------------------------  --------------------------  ------------------------  --------------------
                        1999     1998   1997      1999      1998     1997    1999     1998     1997    1999    1998  1997
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
Investment Income:
 Dividend Income....  $ 48,830  24,286      24        --       --      --       --       --      --    18,708  3,964 1,148
Expenses:
 Mortality and
 Expense Charge.....     7,593   3,672   1,336     12,257    5,408   1,771   13,731    8,308   2,619    2,466    521   141
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
 Net Investment
 Income (Expense)...    41,237  20,614  (1,312)   (12,257)  (5,408) (1,771) (13,731)  (8,308) (2,619)  16,242  3,443 1,007
Net Realized Gain on
Investments
 Realized Gain from
 Distributions......     4,295     632     --      17,711    8,780     --   130,662   29,621   1,910      --     201   --
 Proceeds from
 Sales..............    50,661   9,892  13,191    160,862   88,851  21,590  318,715   64,424  25,684   25,275  5,557 3,027
 Cost of Investments
 Sold...............    51,645   9,414  12,846    127,758   75,941  19,924  266,456   56,227  24,158   25,631  5,494 2,981
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
   Net Realized Gain
   (Loss) on
   Investments......     3,311   1,110     345     50,815   21,690   1,666  182,921   37,818   3,436     (356)   264    46
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year..    38,849  20,067     --     220,882   58,379     --   249,666   74,143     --     1,054    348   --
 Unrealized
 Gain(Loss) End of
 Year...............   (35,549) 38,849  20,067  1,292,978  220,882  58,379  322,806  249,666  74,143  (13,451) 1,054   348
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
 Net Unrealized
 Gain(Loss) on
 Investments........   (74,398) 18,782  20,067  1,072,096  162,503  58,379   73,140  175,523  74,143  (14,505)   706   348
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
   Net Gain(Loss) on
   Investments......   (71,087) 19,892  20,412  1,122,911  184,193  60,045  256,061  213,341  77,579  (14,861)   970   394
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
Increase (Decrease)
in Net Assets
Resulting from
Operations..........  $(29,850) 40,506  19,100  1,110,654  178,785  58,274  242,330  205,033  74,960    1,381  4,413 1,401
                      ========  ====== =======  =========  =======  ======  =======  =======  ======  =======  ===== =====
                            T.R. Price                    MFS
                             Personal                   Emerging
                       Strat. Bal. Division         Growth Division
                      ------------------------  --------------------------
                        1999     1998   1997      1999      1998     1997
                      --------  ------ -------  ---------  -------  ------
Investment Income:
 Dividend Income....  $ 52,237  22,815   8,442        --     7,893     --
Expenses:
 Mortality and
 Expense Charge.....    11,512   5,220   1,615     22,579    9,802   3,269
                      --------  ------ -------  ---------  -------  ------
 Net Investment
 Income (Expense)...    40,725  17,595   6,827    (22,579)  (1,909) (3,269)
Net Realized Gain on
Investments
 Realized Gain from
 Distributions......   100,774  32,671   7,070        --     2,818     --
 Proceeds from
 Sales..............   494,695  81,578 128,464    292,638  104,262  85,782
 Cost of Investments
 Sold...............   483,517  77,738 125,119    222,677   91,161  80,415
                      --------  ------ -------  ---------  -------  ------
   Net Realized Gain
   (Loss) on
   Investments......   111,952  36,511  10,415     69,961   15,919   5,367
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year..    48,761  10,497     --     467,020   68,906     --
 Unrealized
 Gain(Loss) End of
 Year...............    26,162  48,761  10,497  2,726,497  467,020  68,906
                      --------  ------ -------  ---------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments........   (22,599) 38,264  10,497  2,259,477  398,114  68,906
                      --------  ------ -------  ---------  -------  ------
   Net Gain(Loss) on
   Investments......    89,353  74,775  20,912  2,329,438  414,033  74,273
                      --------  ------ -------  ---------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations..........  $130,078  92,370  27,739  2,306,859  412,124  71,004
                      ========  ====== =======  =========  =======  ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 1 of 2

 For the Years Ended December 31, 1999, 1998 and the Period from February 26,
                     1997 (Inception) to December 31, 1997

                                                                                              Fidelity
                               Scudder                         Scudder                         Equity
                             Money Market                   International                      Income
                               Division                       Division                        Division
                    ------------------------------  -------------------------------  -----------------------------
                       1999      1998      1997       1999       1998       1997       1999       1998      1997
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).. $   17,372     8,683     2,806     (3,396)     7,761     (2,630)    12,441      4,075   (2,552)
 Net Realized Gain
 (Loss) on
 Investments.......        --        --        --     167,928    102,238     (4,079)    93,685     57,740    1,784
 Net Unrealized
 Gain (Loss) on
 Investments.......        --        --        --     810,690     53,027    (25,879)     2,159     85,110   56,580
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...     17,372     8,683     2,806    975,222    163,026    (32,588)   108,285    146,925   55,812
 Net Deposits into
 Separate Account..    245,044   145,966   122,109    582,890    502,178    788,148    811,876    780,846  903,238
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
   Increase in Net
   Assets..........    262,416   154,649   124,915  1,558,112    665,204    755,560    920,161    927,771  959,050
Net Assets,
Beginning of Year..    279,564   124,915       --   1,420,764    755,560        --   1,886,821    959,050      --
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year............... $  541,980   279,564   124,915  2,978,876  1,420,764    755,560  2,806,982  1,886,821  959,050
                    ========== ========= =========  =========  =========  =========  =========  =========  =======
                          Fidelity Index 500             Fidelity Contrafund              Putnam High Yield
                               Division                       Division                        Division
                    ------------------------------  -------------------------------  -----------------------------
                       1999      1998      1997       1999       1998       1997       1999       1998      1997
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).. $    6,576     4,245    (6,310)   (17,683)    (4,317)    (4,049)    39,090     15,931     (498)
 Net Realized Gain
 (Loss) on
 Investments.......    134,109    85,311     7,071    207,566     88,252      3,039     (6,827)     6,443    1,218
 Net Unrealized
 Gain (Loss) on
 Investments.......  1,221,898   709,372   158,189    892,748    493,379     83,162    (10,410)   (43,428)  14,350
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...  1,362,583   798,928   158,950  1,082,631    577,314     82,152     21,853    (21,054)  15,070
 Net Deposits into
 Separate Account..  4,030,169 1,595,868 2,012,238  2,585,342    996,842  1,341,761    196,219    125,158  206,943
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
   Increase in Net
   Assets..........  5,392,752 2,394,796 2,171,188  3,667,973  1,574,156  1,423,913    218,072    104,104  222,013
Net Assets,
Beginning of Year..  4,565,984 2,171,188       --   2,998,069  1,423,913        --     326,117    222,013      --
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year............... $9,958,736 4,565,984 2,171,188  6,666,042  2,998,069  1,423,913    544,189    326,117  222,013
                    ========== ========= =========  =========  =========  =========  =========  =========  =======
                          Fidelity Growth
                             Division
                    ------------------------------
                      1999       1998      1997
                    ---------- ---------- --------
Operations:
 Net Investment
 Income (Expense)..    48,950     (3,988)  (1,885)
 Net Realized Gain
 (Loss) on
 Investments.......   160,303    103,909    1,372
 Net Unrealized
 Gain (Loss) on
 Investments.......   866,792    266,372   30,076
                    ---------- ---------- --------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations... 1,076,045    366,293   29,563
 Net Deposits into
 Separate Account.. 2,274,602    542,595  658,164
                    ---------- ---------- --------
   Increase in Net
   Assets.......... 3,350,647    908,888  687,727
Net Assets,
Beginning of Year.. 1,596,615    687,727      --
                    ---------- ---------- --------
Net Assets, End of
Year............... 4,947,262  1,596,615  687,727
                    ========== ========== ========
                          Putnam Voyager
                             Division
                    ------------------------------
                      1999       1998      1997
                    ---------- ---------- --------
Operations:
 Net Investment
 Income (Expense)..    (9,587)    (3,407)  (1,471)
 Net Realized Gain
 (Loss) on
 Investments.......   141,900     40,164    3,549
 Net Unrealized
 Gain (Loss) on
 Investments.......   680,565    112,748   46,424
                    ---------- ---------- --------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...   812,878    149,505   48,502
 Net Deposits into
 Separate Account..   649,592    317,314  400,679
                    ---------- ---------- --------
   Increase in Net
   Assets.......... 1,462,470    466,819  449,181
Net Assets,
Beginning of Year..   916,000    449,181      --
                    ---------- ---------- --------
Net Assets, End of
Year............... 2,378,470    916,000  449,181
                    ========== ========== ========

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 2 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                                                  Putnam New Opportunities        T.R. Price New America
                      Putnam Income Division              Division                    Growth Division
                    ---------------------------  -----------------------------  -----------------------------
                       1999      1998    1997      1999       1998      1997      1999       1998      1997
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).  $   41,237   20,614  (1,312)   (12,257)    (5,408)  (1,771)   (13,731)    (8,308)  (2,619)
 Net Realized Gain
 (Loss) on
 Investments......       3,311    1,110     345     50,815     21,690    1,666    182,921     37,818    3,436
 Net Unrealized
 Gain (Loss) on
 Investments......     (74,398)  18,782  20,067  1,072,096    162,503   58,379     73,140    175,523   74,143
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     (29,850)  40,506  19,100  1,110,654    178,785   58,274    242,330    205,033   74,960
 Net Deposits into
 Separate Account.     797,051  176,598 372,732    791,294    359,780  480,830    582,656    514,647  750,558
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
  Increase in Net
  Assets..........     767,201  217,104 391,832  1,901,948    538,565  539,104    824,986    719,680  825,518
Net Assets,
Beginning of Year.     608,936  391,832     --   1,077,669    539,104      --   1,545,198    825,518      --
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
Net Assets, End of
Year..............  $1,376,137  608,936 391,832  2,979,617  1,077,669  539,104  2,370,184  1,545,198  825,518
                    ==========  ======= =======  =========  =========  =======  =========  =========  =======
                    T.R. Price Personal Strat.       MFS Emerging Growth
                          Bal. Division                   Division
                    ---------------------------  -----------------------------
                       1999      1998    1997      1999       1998      1997
                    ----------  ------- -------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).  $   40,725   17,595   6,827    (22,579)    (1,909)  (3,269)
 Net Realized Gain
 (Loss) on
 Investments......     111,952   36,511  10,415     69,961     15,919    5,367
 Net Unrealized
 Gain (Loss) on
 Investments......     (22,599)  38,264  10,497  2,259,477    398,114   68,906
                    ----------  ------- -------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     130,078   92,370  27,739  2,306,859    412,124   71,004
 Net Deposits into
 Separate Account.   1,062,037  377,161 475,901  1,526,112    582,487  871,615
                    ----------  ------- -------  ---------  ---------  -------
  Increase in Net
  Assets..........   1,192,115  469,531 503,640  3,832,971    994,611  942,619
Net Assets,
Beginning of Year.     973,171  503,640     --   1,937,230    942,619      --
                    ----------  ------- -------  ---------  ---------  -------
Net Assets, End of
Year..............  $2,165,286  973,171 503,640  5,770,201  1,937,230  942,619
                    ==========  ======= =======  =========  =========  =======
                     T.R. Price Limited-
                      Term Bond Division
                    -----------------------
                     1999     1998    1997
                    -------- ------- ------
Operations:
 Net Investment
 Income (Expense).   16,242    3,443  1,007
 Net Realized Gain
 (Loss) on
 Investments......     (356)     264     46
 Net Unrealized
 Gain (Loss) on
 Investments......  (14,505)     706    348
                    -------- ------- ------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..    1,381    4,413  1,401
 Net Deposits into
 Separate Account.  419,557   62,044 41,473
                    -------- ------- ------
  Increase in Net
  Assets..........  420,938   66,457 42,874
Net Assets,
Beginning of Year.  109,331   42,874    --
                    -------- ------- ------
Net Assets, End of
Year..............  530,269  109,331 42,874
                    ======== ======= ======
Operations:
 Net Investment
 Income (Expense).
 Net Realized Gain
 (Loss) on
 Investments......
 Net Unrealized
 Gain (Loss) on
 Investments......
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..
 Net Deposits into
 Separate Account.
  Increase in Net
  Assets..........
Net Assets,
Beginning of Year.
Net Assets, End of
Year..............

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity
VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T. Rowe Price Equity Series, Inc. (TR Price I),
T. Rowe Price Fixed Income Series, Inc. (TR Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced and MFS Emerging Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIPI, Fidelity VIPII, Putnam, TR Price I, TR Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4 -- Purchases and Sales

  For the Years Ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust

                                                         Scudder
                          Scudder Money               International           Fidelity Equity           Fidelity Growth
                         Market Division                Division              Income Division              Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $   698,371   194,773   411,282 955,621 596,570 958,562 1,217,400 889,293 938,848 2,462,102 607,056 683,583
Sales........... $   455,692    51,234   289,611 386,233 102,947 173,610   416,382 124,813  38,007   207,171  74,918  26,952
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= =======
                       Fidelity Contrafund             Putnam High            Putnam Voyager             Putnam Income
                            Division                 Yield Division              Division                  Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $ 3,091,892 1,080,030 1,383,519 257,628 180,347 227,743   860,525 383,609 438,392   841,873 180,773 384,876
Sales........... $   537,241   103,003    45,697  63,617  57,532  22,023   220,253  72,208  39,294    50,661   9,892  13,191
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= =======
                         T.R. Price New                                     T.R. Price Personal
                         America Growth            T.R. Price Limited-       Strategy Balanced           MFS Emerging
                            Division               Term Bond Division            Division               Growth Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $   896,759   564,498   772,129 444,973  64,606  44,390 1,548,177 454,551 599,637 1,801,453 673,884 952,779
Sales........... $   318,715    64,424    25,684  25,275   5,557   3,027   494,695  81,578 128,464   292,638 104,262  85,782
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= -------
                      Fidelity Index 500
                           Division
                 -----------------------------
                   1999      1998      1997
                 --------- --------- ---------
Purchases....... 4,588,369 1,735,116 2,158,781
Sales...........   598,077   172,866   153,926
                 ========= ========= =========
                          Putnam New
                         Opportunities
                           Division
                 -----------------------------
                   1999      1998      1997
                 --------- --------- ---------
Purchases.......   941,211   442,543   500,587
Sales...........   160,862    88,851    21,590
                 ========= ========= =========
Purchases.......
Sales...........

                                                 Scudder          Fidelity Equity          Fidelity
                       Scudder Money          International            Income               Growth           Fidelity Index
                      Market Division           Division              Division             Division          500  Division
                  ----------------------- --------------------- -------------------- -------------------- --------------------
                   1999    1998    1997    1999    1998   1997   1999   1998   1997   1999   1998   1997   1999   1998   1997
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units
 Deposits........ 634,186 185,432 406,623  52,999 38,766 65,985 43,661 35,673 41,371 43,315 14,418 19,373 29,736 13,795 20,471
 Withdrawals..... 411,882  47,582 285,844  21,472  6,564 12,114 14,773  4,810  1,652  3,554  1,748    753  3,781  1,322  1,404
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units............ 222,304 137,849 120,779  31,527 32,202 53,871 28,888 30,863 39,719 39,761 12,670 18,620 25,955 12,473 19,067
Outstanding
Units,
 Beginning of
 Year............ 258,628 120,779     --   86,073 53,871    --  70,582 39,719    --  31,290 18,620    --  31,540 19,067    --
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding
Units,
 End of Year..... 480,932 258,628 120,779 117,600 86,073 53,871 99,470 70,582 39,719 71,051 31,290 18,620 57,495 31,540 19,067
                  ======= ======= ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

Note 5 -- Accumulation of Unit Activity
  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997:

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity (continued)
  The following is a reconciliation of the accumulation of unit activity for the Year ended December 31, 1998 and the period from February 26, 1997 (Inception) to December 31, 1997:

                                                                                                             Putnam New
                   Fidelity Contrafund    Putnam High Yield      Putnam Voyager       Putnam Income        Opportunities
                         Division              Division             Division             Division             Division
                  ---------------------- -------------------- -------------------- -------------------- --------------------
                   1999    1998    1997   1999   1998   1997   1999   1998   1997   1999   1998   1997   1999   1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units
 Deposits........ 112,850  50,010 74,108 18,391 13,125 16,908 15,394  9,055 12,048 57,047 12,927 28,842 31,975 20,017 26,662
 Withdrawals.....  18,908   4,628  2,401  4,597  3,862  1,551  3,728  1,599  1,023  3,431    600    932  5,647  3,804  1,103
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units............  93,942  45,383 71,707 13,794  9,263 15,357 11,666  7,456 11,025 53,616 12,327 27,910 26,328 16,213 25,559
Outstanding
Units, Beginning
of Year.......... 117,090  71,707    --  24,620 15,357    --  18,481 11,025    --  40,237 27,910    --  41,772 25,559    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding
Units, End of
Year............. 211,032 117,090 71,707 38,414 24,620 15,357 30,147 18,481 11,025 93,853 40,237 27,910 68,100 41,772 25,559
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997:


                            T.R. Price New
                            America Growth    T.R. Price Limited-  T.R. Price Personal   MFS Emerging Growth
                               Division       Term Bond Division  Strat. Bal. Division        Division
                         -------------------- ------------------- --------------------- ---------------------
                          1999   1998   1997   1999   1998  1997   1999    1998   1997   1999    1998   1997
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Net Increase in Units
 Deposits............... 35,123 25,749 40,110 82,401 12,759 8,977  84,895 27,507 40,523  75,477 38,091 64,495
 Withdrawals............ 12,250  2,811  1,297  4,655  1,025   604  26,535  4,947  8,452  11,671  5,702  5,369
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Net Increase in Units... 22,873 22,938 38,813 77,746 11,734 8,373  58,360 22,560 32,071  63,806 32,389 59,126
Outstanding Units,
Beginning of Year....... 61,751 38,813    --  20,107  8,373   --   54,631 32,071    --   91,515 59,126    --
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Outstanding Units, End
of Year................. 84,624 61,751 38,813 97,853 20,107 8,373 112,991 54,631 32,071 155,321 91,515 59,126
                         ====== ====== ====== ====== ====== ===== ======= ====== ====== ======= ====== ======

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and for the period from February 26, 1997 (inception) to December 31, 1997.

                                                          Scudder International            Fideliy Equity Income
                    Scudder Money Market Division               Division                         Division
                    --------------------------------  -------------------------------  -------------------------------
                       1999       1998       1997       1999       1998       1997       1999       1998       1997
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $  744,650    454,499    572,646    859,804    722,702    806,785  1,583,555  1,044,412  1,039,412
Surrenders and
Withdrawals........    (67,368)    (4,278)       (74)   (90,393)   (20,489)       (72)  (127,451)   (56,750)   (14,044)
Transfers Between
Funds and General
Account............      2,545     17,780   (206,826)    (6,036)   (59,542)    66,433   (251,955)    63,313     20,328
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......    679,827    468,001    365,746    763,375    642,671    873,146  1,204,149  1,050,975  1,045,696
Deductions:
 Premium Expense
 Charges...........     20,523     12,204     16,024     23,697     19,405     22,575     43,644     28,044     29,085
 Monthly Expense
 Charges...........     20,640     17,632      4,660      7,812      6,891      6,565     17,370     13,776      8,458
 Cost of Insurance
 and Optional
 Benefits..........    393,620    292,199    222,953    148,976    114,197     55,858    331,259    228,309    104,915
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       434,783    322,035    243,637    180,485    140,493     84,998    392,273    270,129    142,458
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits from
Policyholders...... $  245,044    145,966    122,109    582,890    502,178    788,148    811,876    780,846    903,238
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                     Fidelity Index 500 Division      Fidelity Contrafund Division      Putnam High Yield Division
                    --------------------------------  -------------------------------  -------------------------------
                       1999       1998       1997       1999       1998       1997       1999       1998       1997
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $5,793,752  2,259,997  2,274,729  3,747,692  1,429,506  1,858,957    353,898    241,285    263,896
Surrenders and
Withdrawals........   (420,055)   (84,913)   (15,614)  (411,457)   (55,117)    (2,130)   (22,356)    (7,840)    (7,735)
Transfers Between
Funds and General
Account............     68,815     61,916     76,287    (15,777)   (16,713)  (283,887)   (38,545)   (41,786)    (1,230)
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  5,442,512  2,237,000  2,335,402  3,320,458  1,357,676  1,572,940    292,997    191,659    254,931
Deductions:
 Premium Expense
 Charges...........    159,679     60,684     63,651    103,288     38,384     52,017      9,754      6,479      7,384
 Monthly Expense
 Charges...........     62,412     33,032     18,511     31,480     18,350     15,127      4,336      3,416      2,147
 Cost of Insurance
 and Optional
 Benefits..........  1,190,253    547,416    241,002    600,348    304,100    164,035     82,688     56,606     38,457
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     1,412,344    641,132    323,164    735,116    360,834    231,179     96,778     66,501     47,988
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits from
Policyholders...... $4,030,168  1,595,868  2,012,238  2,585,342    996,842  1,341,761    196,219    125,158    206,943
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                    Fidelity Growth Division
                    ----------------------------
                      1999      1998     1997
                    ---------- -------- --------
Total Gross
Deposits........... 2,956,035  828,226  756,226
Surrenders and
Withdrawals........  (132,900) (61,120)  (2,270)
Transfers Between
Funds and General
Account............   129,655    1,791  (56,593)
                    ---------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers....... 2,952,790  768,897  697,363
Deductions:
 Premium Expense
 Charges...........    81,470   22,239   21,161
 Monthly Expense
 Charges...........    29,730   11,613    6,154
 Cost of Insurance
 and Optional
 Benefits..........   566,988  192,450   11,884
                    ---------- -------- --------
                      678,188  226,302   39,199
                    ---------- -------- --------
Net Deposits from
Policyholders...... 2,274,602  542,595  658,164
                    ========== ======== ========
                     Putnam Voyager Division
                    ----------------------------
                      1999      1998     1997
                    ---------- -------- --------
Total Gross
Deposits........... 1,105,508  507,398  454,188
Surrenders and
Withdrawals........  (164,260) (26,810) (14,199)
Transfers Between
Funds and General
Account............   (22,810)  (8,874)  48,745
                    ---------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......   918,438  471,714  488,734
Deductions:
 Premium Expense
 Charges...........    30,468   13,624   12,709
 Monthly Expense
 Charges...........    11,878    8,011    3,696
 Cost of Insurance
 and Optional
 Benefits..........   226,500  132,765   71,650
                    ---------- -------- --------
                      268,846  154,400   88,055
                    ---------- -------- --------
Net Deposits from
Policyholders......   649,592  317,314  400,679
                    ========== ======== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account (continued)

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and for the period from February 26, 1997 (inception) to December 31, 1997.

                                                   Putnam New Opportunities       T.R. Price New America
                      Putnam Income Division               Division                   Growth Division
                    ----------------------------  -----------------------------  ---------------------------
                       1999      1998     1997      1999      1998      1997       1999      1998     1997
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
Total Gross
Deposits........... $  981,178  240,997  269,041  1,067,229  588,576    597,955  1,065,174  733,553  809,931
Surrenders and
Withdrawals........    (20,921)  (1,926)      (1)   (59,380) (13,945)      (214)   (79,000) (27,696)  (1,562)
Transfers Between
Funds and General
Account............     20,905    5,082  150,618     33,779  (54,349)     8,343   (100,173)  20,602   81,731
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......    981,162  244,153  419,658  1,041,628  520,282    606,084    886,001  726,459  890,100
Deductions:
 Premium Expense
 Charges...........     27,042    6,471    7,528     29,413   15,804     16,732     29,357   19,697   22,663
 Monthly Expense
 Charges...........      7,825    3,476    2,189     11,006    8,234      4,866     13,651   10,933    6,591
 Cost of Insurance
 and Optional
 Benefits..........    149,244   57,608   37,209    209,915  136,464    103,656    260,337  181,182  110,288
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
                       184,111   67,555   46,926    250,334  160,502    125,254    303,345  211,812  139,542
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
Net Deposits from
Policyholders...... $  797,051  176,598  372,732    791,294  359,780    480,830    582,656  514,647  750,558
                    ==========  =======  =======  =========  =======  =========  =========  =======  =======
                    T.R. Price Personal Strat.        MFS Emerging Growth
                          Bal. Division                    Division
                    ----------------------------  -----------------------------
                       1999      1998     1997      1999      1998      1997
                    ----------  -------  -------  ---------  -------  ---------
Total Gross
Deposits........... $1,651,162  537,081  617,298  2,141,360  906,166    937,102
Surrenders and
Withdrawals........   (201,604) (25,095) (12,595)  (137,188) (29,602)    (1,608)
Transfers Between
Funds and General
Account............    (51,312)  13,297  (42,168)   (25,838) (60,221)    80,406
                    ----------  -------  -------  ---------  -------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  1,398,246  525,283  562,535  1,978,334  816,343  1,015,900
Deductions:
 Premium Expense
 Charges...........     45,507   14,421   17,273     59,017   24,324     26,222
 Monthly Expense
 Charges...........     14,483    7,609    5,023     19,591   11,924      7,626
 Cost of Insurance
 and Optional
 Benefits..........    276,219  126,092   64,338    373,614  197,608    110,437
                    ----------  -------  -------  ---------  -------  ---------
                       336,209  148,122   86,634    452,222  233,856    144,285
                    ----------  -------  -------  ---------  -------  ---------
Net Deposits from
Policyholders...... $1,062,037  377,161  475,901  1,526,112  582,487    871,615
                    ==========  =======  =======  =========  =======  =========
                     T.R. Price Limited
                     Term Bond Division
                    -----------------------
                     1999     1998    1997
                    -------- ------- ------
Total Gross
Deposits........... 471,331  79,889  43,399
Surrenders and
Withdrawals........  (5,509)   (145)    --
Transfers Between
Funds and General
Account............  44,830    (854)  4,089
                    -------- ------- ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers....... 510,652  78,890  47,488
Deductions:
 Premium Expense
 Charges...........  12,990   2,145   1,214
 Monthly Expense
 Charges...........   3,891     837     353
 Cost of Insurance
 and Optional
 Benefits..........  74,214  13,864   4,448
                    -------- ------- ------
                     91,095  16,846   6,015
                    -------- ------- ------
Net Deposits from
Policyholders...... 419,557  62,044  41,473
                    ======== ======= ======
Total Gross
Deposits...........
Surrenders and
Withdrawals........
Transfers Between
Funds and General
Account............
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......
Deductions:
 Premium Expense
 Charges...........
 Monthly Expense
 Charges...........
 Cost of Insurance
 and Optional
 Benefits..........

Net Deposits from
Policyholders......

                           PARAGON SEPARATE ACCOUNT B

Note 7--Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division.................. 541,708 $  541,708 $  541,708
  Scudder International Division................. 146,457 $2,978,926 $2,141,088
Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division................ 109,241 $2,808,576 $2,664,727
  Fidelity Growth Division.......................  90,069 $4,947,495 $3,784,255
Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division....................  59,500 $9,960,873 $7,871,414
  Fidelity Contrafund Division................... 228,619 $6,664,237 $5,194,948
Putnam Variable Trust:
  Putnam High Yield Division.....................  49,095 $  544,465 $  583,953
  Putnam Voyager Division........................  35,906 $2,378,749 $1,539,013
  Putnam Income Division......................... 109,915 $1,376,135 $1,411,684
  Putnam New Opportunities Division..............  68,447 $2,980,187 $1,687,209
T.Rowe Price Fixed Income Series, Inc.:
  T.R. Price New America Growth Division.........  90,586 $2,371,545 $2,048,739
  T.R. Price Limited Term Bond Division.......... 110,737 $  530,432 $  543,883
  T.R. Price Personal Strategy Balanced.......... 135,385 $2,166,163 $2,140,001
MFS Variable Insurance Trust:
  MFS Emerging Growth Division................... 152,118 $5,771,340 $3,044,843



                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1999) of .674%. These charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have also totaled an average of .674%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -- 1.574%, 4.426%, and 10.426%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.574%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,093           $500,000           $ 5,077           $500,000
  2          12,630             5,984            500,000            10,048            500,000
  3          19,423             8,630            500,000            14,889            500,000
  4          26,555            11,024            500,000            19,542            500,000
  5          34,045            13,140            500,000            24,017            500,000
  6          41,908            14,962            500,000            28,369            500,000
  7          50,165            16,458            500,000            32,550            500,000
  8          58,834            17,587            500,000            36,561            500,000
  9          67,937            18,314            500,000            40,409            500,000
 10          77,496            18,607            500,000            44,094            500,000
 11          87,532            18,457            500,000            47,512            500,000
 12          98,070            17,833            500,000            50,777            500,000
 13         109,134            16,727            500,000            53,838            500,000
 14         120,752            15,110            500,000            56,596            500,000
 15         132,951            12,928            500,000            59,103            500,000
 16         145,760            10,116            500,000            61,370            500,000
 17         159,209             6,561            500,000            63,351            500,000
 18         173,331             2,126            500,000            64,992            500,000
 19         188,159                 0                  0            66,351            500,000
 20         203,728                 0                  0            67,329            500,000
 25         294,060                 0                  0            64,647            500,000
 30         409,348                 0                  0            40,035            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.426%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,194           $500,000           $  5,243           $500,000
  2          12,630             6,373            500,000             10,691            500,000
  3          19,423             9,488            500,000             16,328            500,000
  4          26,555            12,527            500,000             22,101            500,000
  5          34,045            15,461            500,000             28,025            500,000
  6          41,908            18,261            500,000             34,161            500,000
  7          50,165            20,891            500,000             40,469            500,000
  8          58,834            23,296            500,000             46,955            500,000
  9          67,937            25,429            500,000             53,637            500,000
 10          77,496            27,241            500,000             60,522            500,000
 11          87,532            28,709            500,000             67,515            500,000
 12          98,070            29,779            500,000             74,735            500,000
 13         109,134            30,426            500,000             82,144            500,000
 14         120,752            30,598            500,000             89,657            500,000
 15         132,951            30,213            500,000             97,331            500,000
 16         145,760            29,179            500,000            105,189            500,000
 17         159,209            27,349            500,000            113,199            500,000
 18         173,331            24,543            500,000            121,327            500,000
 19         188,159            20,561            500,000            129,639            500,000
 20         203,728            15,196            500,000            138,065            500,000
 25         294,060                 0                  0            181,075            500,000
 30         409,348                 0                  0            221,034            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.426%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,406           $500,000
  2          12,630             6,769            500,000             11,348            500,000
  3          19,423            10,400            500,000             17,857            500,000
  4          26,555            14,194            500,000             24,931            500,000
  5          34,045            18,143            500,000             32,637            500,000
  6          41,908            22,243            500,000             41,100            500,000
  7          50,165            26,482            500,000             50,352            500,000
  8          58,834            30,832            500,000             60,475            500,000
  9          67,937            35,273            500,000             71,576            500,000
 10          77,496            39,786            500,000             83,757            500,000
 11          87,532            44,378            500,000             97,040            500,000
 12          98,070            49,033            500,000            111,658            500,000
 13         109,134            53,761            500,000            127,714            500,000
 14         120,752            58,554            500,000            145,287            500,000
 15         132,951            63,380            500,000            164,605            500,000
 16         145,760            68,201            500,000            185,885            500,000
 17         159,209            72,930            500,000            209,329            500,000
 18         173,331            77,457            500,000            235,169            500,000
 19         188,159            81,663            500,000            263,747            500,000
 20         203,728            85,422            500,000            295,354            500,000
 25         294,060            93,380            500,000            513,588            595,762
 30         409,348            55,436            500,000            871,491            932,495

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at --
                                                  1.574%%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,898           $508,898           $ 10,888           $510,888
  2          25,261            17,485            517,485             21,571            521,571
  3          38,846            25,717            525,717             32,025            532,025
  4          53,111            33,590            533,590             42,191            542,191
  5          68,090            41,078            541,078             52,079            552,079
  6          83,817            48,164            548,164             61,746            561,746
  7         100,330            54,819            554,819             71,142            571,142
  8         117,669            61,002            561,002             80,267            580,267
  9         135,875            66,679            566,679             89,129            589,129
 10         154,992            71,824            571,824             97,728            597,728
 11         175,064            76,431            576,431            105,948            605,948
 12         196,140            80,475            580,475            113,915            613,915
 13         218,269            83,959            583,959            121,574            621,574
 14         241,505            86,860            586,860            128,810            628,810
 15         265,903            89,136            589,136            135,684            635,684
 16         291,521            90,737            590,737            142,207            642,207
 17         318,419            91,567            591,567            148,326            648,326
 18         346,663            91,513            591,513            153,981            653,981
 19         376,319            90,466            590,466            159,241            659,241
 20         407,457            88,328            588,328            163,991            663,991
 25         588,120            59,576            559,576            178,143            678,143
 30         818,697                 0                  0            167,317            667,317

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.426%)
                  ------------------------------------------------------------
                         GUARANTEED*                     CURRENT**
                  ----------------------------- ------------------------------
         PREM         CASH          DEATH           CASH           DEATH
 YR    at 5.00%      VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------   ------------   -------------  ------------   --------------
  1    $ 12,322       $  9,188       $509,188       $ 11,244       $  511,244
  2      25,261         18,607        518,607         22,949          522,949
  3      38,846         28,216        528,216         35,112          535,112
  4      53,111         38,012        538,012         47,684          547,684
  5      68,090         47,973        547,973         60,691          560,691
  6      83,817         58,082        558,082         74,206          574,206
  7     100,330         68,308        568,308         88,198          588,198
  8     117,669         78,608        578,608        102,680          602,680
  9     135,875         88,942        588,942        117,681          617,681
 10     154,992         99,276        599,276        133,218          633,218
 11     175,064        109,597        609,597        149,192          649,192
 12     196,140        119,868        619,868        165,746          665,746
 13     218,269        130,081        630,081        182,843          682,843
 14     241,505        140,202        640,202        200,385          700,385
 15     265,903        150,173        650,173        218,448          718,448
 16     291,521        159,926        659,926        237,060          737,060
 17     318,419        169,342        669,342        256,185          756,185
 18     346,663        178,277        678,277        275,778          775,778
 19     376,319        186,583        686,583        295,922          795,922
 20     407,457        194,114        694,114        316,519          816,519
 25     588,120        216,407        716,407        424,621          924,621
 30     818,697        193,034        693,034        531,504        1,031,504

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.426%)
                     --------------------------------------------------------------
                            GUARANTEED*                      CURRENT**
                     ------------------------------  ------------------------------
          PREM          CASH            DEATH           CASH            DEATH
 YR     at 5.00%        VALUE          BENEFIT          VALUE          BENEFIT
 ---    --------     -----------     ------------    -----------     ------------
  1     $ 12,322     $     9,474     $   509,474     $    11,593     $   511,593
  2       25,261          19,753         519,753          24,358         524,358
  3       38,846          30,871         530,871          38,390         538,390
  4       53,111          42,903         542,903          53,754         553,754
  5       68,090          55,912         555,912          70,593         570,593
  6       83,817          69,975         569,975          89,119         589,119
  7      100,330          85,164         585,164         109,450         609,450
  8      117,669         101,547         601,547         131,769         631,769
  9      135,875         119,204         619,204         156,289         656,289
 10      154,992         138,230         638,230         183,233         683,233
 11      175,064         158,755         658,755         212,729         712,729
 12      196,140         180,898         680,898         245,169         745,169
 13      218,269         204,822         704,822         280,796         780,796
 14      241,505         230,682         730,682         319,817         819,817
 15      265,903         258,622         758,622         362,644         862,644
 16      291,521         288,798         788,798         409,678         909,678
 17      318,419         321,330         821,330         461,297         961,297
 18      346,663         356,331         856,331         517,910       1,017,910
 19      376,319         393,928         893,928         580,101       1,080,101
 20      407,457         434,273         934,273         648,326       1,148,326
 25      588,120         685,678       1,185,678       1,101,883       1,601,883
 30      818,697       1,040,522       1,540,522       1,815,597       2,315,597

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      The Scudder Direct Prospectus consisting of 74 pages and the Multiple Manager Direct Prospectus consisting of 80 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
      Representation concerning fees and charges.
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

      (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 4

      (2) Not applicable.

      (3) (a)  Form of Underwriting Agreement. 4

          (b)  Form of Selling Agreement. 2

      (4)  Not applicable.

      (5)  (a)  Form of Group Contract.

                . Scudder (30020) 4

                . Multi-Manager (30037) 4

           (b) Form of Individual Policy and Policy Riders.

                . Scudder (30018) 4,3

                . Multi-Manager (30040) 4,3

           (c) Form of Certificate and Certificate Riders.

                . Scudder (30018) 4,3

                . Multi-Manager (30036) 4,3

      (6) (a) Amended Charter and Articles of Incorporation of the Company 2

           (b)  By-Laws of the Company 2

      (7)  Not applicable.

      (8)  Participation Agreement:

           (a) Form of Participation Agreement with Scudder Variable Life Investment Fund. 2

           (b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund. 2

           (c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. 2

           (d) Form of Participation Agreement with MFS Variable Insurance Trust. 2

           (e) Form of Participation Agreement with Putnam Capital Manager Trust. 2

           (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. 6

     (9) Not applicable.

     (10) (a)  Form of Application for Group Contract (10914). 5

          (b) Form of Application for Employee Insurance
             Guaranteed Issue (Group Contract 10915). 5

          (c) Form of Application for Employee Insurance
             (Simplified Issue) (Group Contract 10921, 10920). 5

          (d) Form of Application for Spouse Insurance
             (Group Contract 10917). 5

          (e) Form of Application for Employee Insurance
             Guaranteed Issue (Individual Policy 10352, 33100). 5

          (f) Form of Application for Employee Insurance
             (Simplified Issue) (Individual Policy 10357). 5

          (g) Form of Application for Spouse Insurance
             (Individual Policy 10354). 5

          (h) Form of Application Supplement for Scudder Direct Policy
             (33105). 4

          (i) Form of Application Supplement for Multi-Manager Direct Policy (33116). 4

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 4

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 1

4.   Not Applicable

5.   Not Applicable

6.   Not Applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8(a).   The consent of KPMG LLP, Independent Certified Public Accountants. 1

 (b).   Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 4

                                     * * *

1.      Filed Herewith.

2. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3. Incorporated by reference to the Post Effective Amendment No. 12 on Form S-6 found on file No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for Policy and Certificate Riders only.

4. Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 28, 2000.

5. Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

6. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April, 2000.


(Seal)                                  Paragon Life Insurance Company


Attest: /s/Matthew P. McCauley          By: /s/Carl H. Anderson
        -------------------------           ---------------------------
        Matthew P. McCauley,                Carl H. Anderson, President
        Secretary                           and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature               Title       Date



/s/Carl H. Anderson                                   4/28/00
------------------------
Carl H. Anderson        President and Director
                        (Chief Executive Officer)



/s/Matthew K. Duffy                                   4/28/00
------------------------
Matthew K. Duffy        Vice President and Chief
                        Financial Officer (Principal
                        Accounting Officer and
                        Principal Financial Officer)
                        and Director

------------------------
E. Thomas Hughes, Jr.*  Director and Treasurer


------------------------
Richard A. Liddy*       Director

Signature               Title                         Date


   Matthew P. McCauley
/s/---------------------                              4/28/00
Matthew P. McCauley     Vice President
                        General Counsel,
                        Secretary and Director


   Craig K. Nordyke
/s/---------------------                              4/28/00

Craig K. Nordyke        Executive Vice President,
                        Chief Actuary, and
                        Director


------------------------
Warren J. Winer*        Director


------------------------
Bernard H Wolzenski*    Director


------------------------
A. Greig Woodring*      Director


      Craig K. Nordyke
By:/s/------------------                              4/28/00
 Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



Exhibit

1. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

2. Opinion and Consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

3.        Written consent of KPMG LLP, Independent Certified Public Accountants.

4.        Written consent of Sutherland Asbill & Brennan LLP